Management Presentation
Management Presentation
August 5, 2009
August 5, 2009
Investor Meetings
Boston
EXHIBIT 99.1

Forward-looking Statements
This presentation, including questions and answers, may contain both historical and forward-looking information within the meaning of the Private
Securities Litigation Reform Act of 1995. Actual results could differ materially from projected results. Additional information regarding factors that could affect financial performance is readily available in our press release dated
July 30, 2009 and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q. Information included in this presentation is representative as of the date of the presentation only and The
Brink’s Company assumes no obligation to update any forward-looking statements made.

■ Introduction
■ Brink’s Business Overview
■ Financial Highlights
■ Summary

Agenda
Michael J. Cazer
President Brink’s Europe,
Middle East and Africa (EMEA)
Edward A. Cunningham
Director of Investor Relations &
Corporate Communications
Joseph W. Dziedzic
Vice President &
Chief Financial Officer

Brink’s Company Overview
World’s premier security company
■ Founded in 1859, Brink’s is
 the oldest and largest secure
 logistics company
■ Approximately 57,000 employees,
 900 branches and 9,400 vehicles
 worldwide
■ Diversified operations with revenue
 of $3.2 billion in 2008

The Brink’s Company
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Growth strategy
■ Financial performance

Solid Core Industry Dynamics
Global Outsourced Cash Logistics Market
Source: Central Banks, Internal Company Estimates
($Bn)
$2.3 - $2.8Bn
Notes in Circulation
¢ Cash use growing with
 GDP in developed markets
¢ Faster growth in
 developing economies
¢ Customer outsourcing
 (Cash Logistics) increasing
¢ Opportunities vary by
 region

Premier Brand
■ Globally recognized brand
■ A brand built on
 – Trust and integrity
 – Quality of our people
 – Safety and security
 – Operational excellence
 – History and heritage
 – Global network
■ 150th Anniversary in 2009

Leader in Business Segments
Secure Logistics
Total: $14.5 billion
Brink’s
Loomis
G4S
Others
Prosegur
Leading Share in Fragmented Secure Logistics Market
Estimated 2008 Global Secure Logistics Market Share
Source: Internal Company Estimates

2008 Revenue
(% of Total)
Description
High Value Services
Cash-in-Transit
Security Services
■ Armored car transportation
■ Point-to-point pick-up and
 delivery of cash, coins, checks
 and other valuables
■ ATM services
■ Provides infrastructure for
 High Value Services
$1.7 Billion (53%)
$1.1 Billion (35%)
$0.4 Billion (12%)
■ Global Services
 – Secure long-distance
 transport of valuables
 – International shipping
 by air / sea / land
■ Cash Logistics Services
 – Money processing
 – Virtual vaulting
 – CompuSafe® Service
■ New Services
 – Payment Services
■ High-value niche guarding
 services in select E.U. countries
■ Protection of
 – Airports
 – Embassies
 – Public venues
 – Stores
Source: Internal Company Estimates
Leader in Business Segments
Business Lines, Products and Services

Cash Logistics
Retailer
Bank
Brink’s
Facility
(Virtual
Vault)
 ● Builds on CIT & IT
 capabilities
 ● Money processing (sorting,
 counterfeit checking,
 packing, distribution)
 ● Virtual vaulting (processing &
 storage of cash for banks)
 ● Intelligent safes (counting,
 counterfeit checking and
 networking with banks)
 – CompuSafe® Service /
 I-Cash / I-Deposit
CompuSaf
e®
Leader in Business Segments
Cash Logistics: Features & Benefits
Benefits
Banks
Retailers
Brink’s
 ● Outsourcing and
 cost reduction
 ● Reduced assets
 invested in vaults
 ● Improved customer
 service
 ● Expanded vaulting
 capacity extends
 geographic reach
 ● Enhanced safety
 and security
 ● Better cash
 management,
 same-day credit
 ● Lower bank fees
 ● Enhanced safety
 and security
 ● Reduced cash
 administration /
 more productive
 employees
 ● Improved customer
 service
 ● Reduced theft,
 counterfeiting
 ● Improved
 customer service
 ● Revenue growth,
 higher margins
 ● Longer contracts
 (“sticky”)
 ● Lower
 transportation
 costs
 ● Enables “full-
 service” offering

Leader in Business Segments
CompuSafe® Service
Leader in Business Segments
CompuSafe® Service
¢ CompuSafe® Service
 gaining traction
¢ Installed base grew 17% in
 2008
¢ Up 26% YTD through 6/30
¢ 40% growth expected in
 2009
Est

Leader in Business Segments
Relative Growth and Margins

Security Services
Cash-in-Transit
High Value Services
■ Global Services
■ Cash Logistics
■ New Services

Proven Operational Excellence
■ Demonstrated global expertise
 – Security
 – Risk management
 – Logistics
 – Pricing discipline
 – Human resource management
 – IT capabilities

Global Footprint

North America
Asia Pacific
Latin America
Europe, Middle East, Africa
Approximately 900 branches in 50 countries plus 66 additional countries served by Global Services
Canada
54 Branches
United States
197 Branches
EMEA
269 Branches
26 Countries
Asia Pacific
91 Branches
12 Countries
Latin America
262 Branches
9 Countries

Global Footprint
Brink’s Segment Revenue and Operating Profit
Revenue
Segment Operating Profit
North America
Asia Pacific
Latin
America
Europe, Middle East and Africa
Total: $3.2 billion
International
Total: $272 million
December 31, 2008
December 31, 2008

Growth Strategy
■ Core
 1. Continue to develop and grow high-margin products and services
 – Cash Logistics, CompuSafe® Service, Global Services
 2. Penetrate new geographies with strong growth potential
■ Plus
 1. Enter new security-related markets where we can create value for customers with our brand and other competitive advantages
 – Payment Processing, Commercial Security
■ Acquisitions to supplement organic growth

Revenue
($MM)
Financial Performance
Revenue Growth

Operating Profit
($MM)
Financial Performance
Profit Growth
Segment Operating Profit	149	120	184	223	272
Corporate/Former Ops	(87)	(82)	(73)	(62)	(43)
Operating Profit	62	38	111	161	229

Financial Performance
Enhancing Margins
1. Grow high-margin business
 – Global Services, Cash Logistics
 – Continue developing IT, sales & marketing capabilities
2. Grow in high-margin, high-growth geographies
 – BRIC, Latin America, Asia-Pacific, Africa
3. Improve or exit underperforming assets
 – Challenges in Europe
 – U.K. ground operations sold in 2007

Financial Performance
Balance Sheet
■ $14 million net debt at June 30, 2009
■ Solid cash flow from operations
■ Over $300 million of available borrowing capacity
■ Investment grade credit rating
Cash	$178
Debt	(192)
Net cash/(debt)(1)	($ 14)
Note: (1) See Non-GAAP reconciliation on page 17 of the Second-Quarter earnings release dated July 30, 2009

	2009	Long-Term
Organic Revenue(1)	Low-to-mid single-digit % growth	High single-digit % growth per year
Segment Operating Margin	7.0% to 7.5%	Improve by 50 bps per year
Financial Performance
Short and Long-Term Objectives
Financial Performance
Short and Long-Term Objectives
(1) For details regarding organic revenue growth, see page 13 of the company’s earnings release dated July 30, 2009

Financial Performance
Financial Performance
Sources: U.S. Department of Commerce - Bureau of Economic Analysis, Internal Company Data

Financial Performance
Execution Creates Value
($)
Note: (1) $100 invested on December 31, 2001 in stock or index. Includes reinvestment of dividends
Cumulative Stock Total Return (1)

Financial Performance
2009 versus 2008
■ Currency conversion complete
■ Foreign exchange impact
■ Higher pension expenses
■ Global economic weakness
 – Pressure on pricing and service
 frequency
 – BGS Diamond & Jewelry and
 Europe
Difficult Comparisons with 2008
Positive Factors in 2009
■ Position in North America is strong
 and improving
■ More outsourcing by banks and
 retailers, CompuSafe® Service
 accelerating
■ Corporate expenses lower
■ Continued disciplined execution
■ Strong balance sheet
■ Proactively addressing pension
 funding
■ Attractive acquisitions at more
 reasonable values

Summary
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Clear growth strategy
■ Strong financial performance